Exhibit 99.1

Pareteum Successfully Completes Sale of Business to Circles Global and Channel Ventures Group; Buyers to Operate Business Outside of Chapter 11

Business will continue to empower enterprises, communications service providers, early-stage innovators, developers, Internet-of-Things (IoT) and telecommunications infrastructure providers under new ownership

NEW YORK, July 12, 2022 (PRNewswire) — Pareteum Corporation (OTC: TEUM) and certain affiliates (collectively, “Pareteum” or the “Debtors”), a global cloud Communications Platform company, announced the successful completion of the sale of the business, which was approved by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on June 30, 2022.

Now following the consummation of the transaction, Pareteum’s Mobile Virtual Network Enabler (“MVNE”) business and associated contracts will operate under Circles MVNE Pte. Ltd. (“Circles Global”) and Pareteum’s Mobile Virtual Network Operator (“MVNO”), IDM, iPass, and Small and Medium Business Enterprise (“SMB”) businesses and associated contracts will operate under Channel Ventures Group, LLC (“CVG”).

Bart Weijermars, Pareteum’s former interim Chief Executive Officer, commented, “We are pleased with this outcome and the opportunity this provides for the business, our employees and customers to move forward with new owners. Though the Pareteum business has now been sold, the mission to connect every person and everything will still guide the businesses as they continue delivering top-tier products and services to a global customer base. Positioning the business for sustained future success under new ownership was our stated goal at the beginning of our restructuring process and we could not have achieved this result without the hard work and support of our employees, as well as the dedicated partnership of Circles Global and CVG and our customers and suppliers throughout this process.”

Abhishek Gupta, Circles Global’s Co-founder, commented, “Pareteum was founded on similar principles to Circles Global: ‘Bringing power back to customers globally.’ Pareteum has been able to engineer an impressive suite of telecommunications software products, as well as build strong relationships with telecommunications players globally. This acquisition reinforces Circles Global’s position as a leading global telecommunications SaaS provider, enabling us to serve a broader set of customers across Europe, Africa and Latin America. As part of this acquisition, we will work together to bridge the transition and work on a unified path forward. Circles Global will work hard with Pareteum’s communications service provider partners to deliver on their objectives to move fast and compete effectively.”

Markwin Maring, Channel Holding’s Chairman of the Board of Directors, the parent company of CVG, commented, “We recognized the tremendous quality of the people and the potential of the software platforms of Pareteum. This strategic sales transaction is the best opportunity for the customers, the team and the businesses. We are decisive and confident in supporting the experienced and highly skilled team to continue the businesses and make them successful to their full potential. Channel Holding would like to thank the clients, vendors and everyone on the Pareteum team who worked hard to deliver top-tier products and services throughout this process.”

Effective sale closing on July 11, 2022 at 11:59 p.m. Eastern Daylight Time, Pareteum leadership Bart Weijermars and Laura Thomas and Pareteum independent directors Mary Beth Vitale, Luis Jimenez-Tuñon and Robert L. Lippert have resigned from their respective officer and director positions. These leaders have been instrumental in guiding Pareteum through a robust marketing and sale process, which has been successfully completed through the consummation of Pareteum’s asset sale to Circles and CVG. Upon the sale closing, Mary Beth Vitale, Pareteum’s former Chair of the Board, commented, “The former independent directors and I are grateful for the incredible efforts of Pareteum’s management, employees and advisors that have culminated in the sale closing to two buyers who are committed to continuing to grow and expand the business.” Additionally, Anthony Saccullo has been elected an independent director and appointed Wind Down Officer of the Debtors to wind down the Debtors’ bankruptcy estates following the asset sale.

About Pareteum Corporation

Pareteum was a cloud software communications platform company with a mission—to Connect Every Person and Every(Thing)TM. As a global provider of Communications Platform-as-a-Service (CPaaS) solutions with operations in North America, Latin America, Europe, Middle East and Africa, and Asia-Pacific regions, Pareteum empowered enterprises, communications service providers, early-stage innovators, developers, Internet-of-Things (IoT), and telecommunications infrastructure providers with the freedom and control to create, deliver and scale innovative communications experiences. The Pareteum platform connected people and devices around the world using the secure, ubiquitous, and highly scalable solution to deliver data, voice, video, SMS/text messaging, media, and content enablement. For more information, please visit www.pareteum.com and follow the company on LinkedIn.

For more information about the Company’s Chapter 11 cases, including claims information, please visit www.kccllc.net/pareteum or contact KCC, the Company’s noticing and claims agent, at 888-201-2205 (for toll-free U.S. and Canada calls) or 310-751-1839 (for tolled international calls).

About Circles Global

Headquartered in Singapore with operations across the globe, Circles Global is the world’s leading SaaS Operating System for telcos. Circles is leading the digitalization of the telco industry with an internet like SaaS platform.

Circles’ proprietary platform Circles-X is the world’s first cloud native, full stack end-to end telco operating system. Global telcos in markets such as Japan and Indonesia have leveraged Circles-X to provide a best-in-class experience and launch an ecosystem of digital services to their customers beyond telco. Helping customers launch new digital telcos, grow revenue streams, acquire customers, and increase profitability. Circles-X started originally by powering Circles’ own consumer operations (under Circles.Life brand) across Singapore, Australia and Taiwan, where the company directly operates digital telcos and is the region’s fastest growing telco

Circles is backed by blue-chip global investors such as Sequoia Capital, Warburg Pincus and EDBI.

About Channel Ventures Group

CVG (www.channelventuresgroup.com) is a subsidiary of Channel Holding B.V., a Dutch investment group. Channel Holding regroups the worldwide MVNO and IoT business known as Pareteum and the Wifi (iPass) business in SYNTEGRA, which is headquartered in the Netherlands and has USA offices in Dallas and Miami. Syntegra is offering an integrated communications platform for MVNO, Wifi and IoT services. Besides USA, Syntegra aims to expands its services to South America, Europe, Middle-East and Africa.

Besides Syntegra, Channel Holding is building a portfolio of communications services companies which starts with the acquisition of Interactive Digital Media GmbH, a specialized text messaging service company located in Germany, United Telecom an independent telecom operator in Belgium and Livecom, a Dutch based contact center services company.

Forward Looking Statements

Certain statements contained herein constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in this release are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. However, our actual results may differ materially from those contained in, or implied by, these forward-

looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise additional capital that will be necessary to expand our operations; the substantial doubt about our ability to continue as a going concern expressed in the most recent report on our audited financial statements; our failure to have filed required periodic reports in a timely manner; our potential lack of revenue growth; the length of our sales cycle; pending investigations by the SEC and other lawsuits; the outbreak and impact of the novel coronavirus (COVID-19) on the global economy and our business, including the impact on global supply chains; risks arising from market disruptions resulting from Russia’s invasion of Ukraine and the sanctions imposed on Russia as a result; our potential inability to add new products and services that will be necessary to generate increased sales; our potential inability to develop and successfully market platforms or services or our inability to obtain adequate funding to implement or develop our business; our ability to successfully remediate the material weakness in our internal control over financial reporting within the time periods and in the manner currently anticipated; the effectiveness of our internal control over financial reporting, including the identification of additional control deficiencies; risks related to restrictions and covenants in our convertible debt facility that may adversely affect our business; risks related to our current noncompliance with certain terms under our senior secured convertible indebtedness; our potential loss of key personnel and our ability to find qualified personnel; international, national regional and local economic political changes, political risks, and risks related to global tariffs and import/export regulations; fluctuations in foreign currency exchange rates; our potential inability to use and protect our intellectual property; risks related to our continued investment in research and development, product defects or software errors, or cybersecurity threats; general economic and market conditions; regulatory risks and the potential consequences of non-compliance with applicable laws and regulations; increases in operating expenses associated with the growth of our operations; risks related to our capital stock, including the potentially dilutive effect of issuing additional shares and the fact that shares eligible for future sale may adversely affect the market for our common stock; the possibility of telecommunications rate changes and technological changes; disruptions in our networks and infrastructure; the potential for increased competition and risks related to competing with major competitors who are larger than we are; our positioning in the marketplace as a smaller provider; risks resulting from the restatement of certain of our financial statements; and the other risks discussed in our Form 10-K for the year ended December 31, 2020. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Pareteum Inquiries:

PareteumCommunications@fticonsulting.com

Circles Global Inquiries:

raj.shastri@circles.asia

CVG Inquiries:

clemens@hscomms.nl